Exhibit 2.5

PURCHASE AND SALE AGREEMENT BETWEEN EAGLE OIL HOLDING COMPANY INC. AND THE NOW CORPORATION

This PURCHASE AND SALE AGREEMENT, dated as of August 7th, 2018, (this “Agreement”), is entered into by The Now Corporation (“NWPN”), a Nevada Corporation (the “Seller”) AND Eagle Oil Holding Company Inc. (“EGOH”) a Nevada Corporation, (the “Purchaser”). Purchaser and the Seller are each referred to herein as a “Party” and collectively, as the “Parties.”

BACKGROUND

Seller is a Nevada corporation that owns a working interest in a lease in Venango County named the Glover lease. Seller desires to sell preferred shares in itself and provide a $10 million convertible to Purchaser. Purchaser desires to purchase from Seller said shares and to transfer up to $10 million in assets/interests in companies that it previously purchased.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the Parties agree as follows:

1.	Purchase and Sale. Seller shall issue the $10 million convertible note as shown in the appendix.

2.	All Officers and Directors will resign after appointing Ken Williams as CEO and Director within 5 business days.

3.	Seller shall sell, transfer, convey and deliver one million authorized preferred shares. Said shares will be non-dilutive with conversion and voting privileges relative to common shares with a ratio of 100,000:1

The consideration (the “Purchase Price”) for items 1 to 3 above is as follows:

A) A convertible note issued to Peter Matousek in the amount of $150,000 (as shown in the appendix) for all accumulated employment and/or consulting compensation as well as a wire transfer of $5000 to settle all of Matousek’s past out of pocket expenses, and

B) A convertible note issued to Brian Sims in the amount of $75,000 (as shown in the appendix) for all accumulated employment and/or consulting compensation as well as a wire transfer of $3500 to settle all of Sims’ past out of pocket expenses, and

C) The transfer of the following assets from the Purchaser to the Seller:

15% ownership of the following contracts and corresponding gold recovery of Minera Dynasty 1, Minera Linderos E and Proyecto Cecilia 1

20% membership interest in 375 Wall Construction LLC

36,642 preferred shares in Mike The Pike Productions Inc.

15% membership interest in Premier Equity Advisors LLC

20% equity stake in Zorhek Aqua Farms Inc.

15% of the title, rights and interest in Leolah Brown’s Autobiography

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2.5% equity stake in Axilogy Consulting Corporation

13% of the Blue Print Brand and 23% of Eagle Eye Mobile Radio Application

20% membership interest in Talent-by-Talent LLC

All of the membership interest in Pure Digital Technology LLC

All Interest in the Frank Farm Lease, Venango County, PA.

Said appendix is attached hereto in the exhibit and hereby incorporated as though fully set forth herein). It shall carry interest at 8% per annum and be convertible into common shares of The Now Corporation at a price per share equal to a 50% discount or more to market and have a maturity of one year. Said Notes are subject to investment representations of the purchaser and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the Act), and other applicable state and foreign securities laws.

2. The Closing

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place as follows:

i. Both Parties execute the Agreement including the Appendix.

ii. Seller shall deliver to Purchaser documents or certificates indicating that the ownership of the preferred shares have been transferred to Purchaser.

iii. If Purchaser does not approve of Seller’s Closing Deliverables, Purchaser shall so notify Seller.

3. General Representations and Warranties of Seller. Seller represents and warrants to Purchaser that the statements contained in this Section 3 are correct and complete as of the Closing.

(a) Seller has full power and authority to execute, deliver and perform such Seller’s obligations under this Agreement and to sell, assign, transfer and deliver to Purchaser the Seller’s shares as contemplated hereby. No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or consent of any third party is required in connection with the execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated hereby.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by Seller will violate or result in a breach of any term or provision of any agreement to which Seller is bound or is a party, or be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or cause the acceleration of the maturity of any obligation of Seller under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any properties or assets of Seller.

(c) This Agreement has been duly and validly executed by Seller, and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by default by Purchaser, bankruptcy, insolvency or other laws affecting creditors' rights generally or by general limitations on the availability of equitable remedies.

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(d)  The Seller’s shares are owned beneficially by Seller, fully paid for with no personal liability attached to the ownership thereof. Seller owns the shares free of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, equities or other claims or demands of any kind (collectively, “Liens”), and upon delivery of the Seller’s shares to Purchaser, Purchaser will acquire good, valid and marketable title thereto free and clear of all liens. Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require Seller to sell, transfer, or otherwise dispose of any of its interest (other than pursuant to this Agreement or the Separate Agreements).

4. Special Representations and Warranties of Seller. Seller, in its capacity and due to its unique knowledge of the operations obtained in its capacity, represent and warrant to Purchaser that the statements contained in this Section 4 are correct and complete as of the Closing.

(a) The Seller is a Nevada corporation and is in good standing under the laws of that jurisdiction. The Seller is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such authorization is required. The Seller has full power and authority and all licenses, permits, and authorizations necessary to carry on its business. It has no subsidiaries and does not control any other subsidiaries, directly or indirectly, or have any direct or indirect equity ownership or participation in any other entity.

(b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof will

(i) Violate or result in a breach of any term or provision of any agreement to which the Seller is bound or is a party,

(ii)  Be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of the Seller under any existing agreement or instrument or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any of its properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect, or

(c) No claim or proceeding, which is pending or, to Seller’s knowledge, threatened against the corporation.

(d) The Seller has properly and timely filed all required federal, state, local and foreign tax returns and has paid all taxes, assessments and penalties due and payable. All such tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns. There are no present, pending, or threatened audit, investigations, assessments or disputes as to taxes of any nature payable by the Seller, nor any tax liens (existing or inchoate) on any of the assets of the Seller, except for current year taxes not presently due and payable. No federal, foreign, state or local tax audit is currently in progress.

The Seller has not waived the expiration of the statute of limitations with respect to any taxes.

There are no outstanding requests by the Seller for any extension of time within which to file any tax return or to pay taxes shown to be due on any tax return.

(e) The Seller has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Seller alleging any failure so to comply. Neither the Seller, nor any officer, director, employee, consultant or agents of the Seller have made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a governmental authority or customer, under circumstances which could subject the Seller or any officers, directors, employees or consultants of the Seller to administrative or criminal penalties or sanctions.

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(f) No representation or warranty by Seller in this Agreement, or in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

(g) The Seller has procured all governmental and third party consents and clearances required in order to affect the Closing.

(h) No action, suit or proceeding is pending or threatened before any court or quasijudicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would

(i) Prevent or delay consummation of any of the transactions contemplated by this Agreement,

(ii) Cause any of the transactions contemplated by this Agreement to be rescinded following consummation,

(iii) Affect adversely the right of Purchaser to own the Seller’s shares, or

(iv) Affect adversely the right of the Seller to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

(i) Since inception, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Seller’s shares, including any adverse change in the condition, assets, liabilities (existing or contingent) or business of the Seller except for the changes contemplated by this Agreement.

5. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that the statements contained in this Section 5 are correct and complete as of the Closing.

(a) Purchaser has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors’ rights generally or by general limitations on the availability of equitable remedies.

(b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Purchaser with any of the provisions hereof will: violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or accelerate the performance required under, any existing agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults as do not have, in the aggregate, any material adverse effect; or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect.

(c)  No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or the consent of any third party (collectively, “Purchaser Clearances”) is required in connection with the execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby, other than Purchaser Clearances that are already in effect.

(d) Purchaser is acquiring the Seller’s shares for Purchaser’s own account for investment purposes. Purchaser has knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of acquiring the Seller’s shares.

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6. No Brokers or Finders. There are no finders and no Parties shall be responsible for the payment of any finders’ or brokers’ fees or similar fees as a result of the transactions contemplated herein. Each Party represents and warrants that it has not, and Seller represent and warrants that the Seller has not, incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees, agents’ commissions, financial advisory fees or similar payment in connection with this Agreement.

7. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

(a) General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless and to the extent that the requesting Party is entitled to indemnification therefor under Section 9).

(b) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with

(i) Any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing involving the Companies, the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless and to the extent that the contesting or defending Party is entitled to indemnification therefor under Section 9).

8. Remedies for Breaches of This Agreement.

(a) Survival of Representations and Warranties. All of the representations and warranties of the Parties shall survive the Closing (even if a Party knew or had reason to know of any misrepresentation or breach of a representation or warranty by another Party at the time of Closing) and continue in full force and effect until expiration of the applicable statute of limitations.

(b) Indemnification Provisions for Benefit of Purchaser.

(i) In the event Seller breaches any of Seller’s representations, warranties or covenants contained herein, Seller shall indemnify Purchaser and hold them harmless from and against the entirety of any Adverse Consequences (as defined below) Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach). For purposes of this Agreement, “Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, Liens, losses, lost value, expenses, and fees, including court costs and attorneys' fees and expenses.

(ii) Seller shall indemnify Purchaser and hold them harmless from and against the entirety of any Adverse Consequences Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any liability of the Seller (whether or not accrued or otherwise disclosed) for any taxes of the Seller with respect to any tax year or portion thereof ending on or before the Closing (or for any tax year beginning before and ending after the Closing to the extent allocable to the portion of such period beginning before and ending on the Closing) and for the unpaid taxes of any person (other than the Company) under Section 1.1502-6 of the Treasury Regulations adopted under the Internal Revenue Code (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(iii) Seller shall indemnify Purchaser and hold them harmless from and against the entirety of any liabilities arising out of the ownership of the Seller’s shares prior to the Closing.

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(iv) Seller shall indemnify Purchaser and hold them harmless from and against the entirety of any Adverse Consequences Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by any indebtedness or other liabilities of the Seller existing as of the Closing.

(c) Indemnification Provisions for Benefit of Seller.

(i) In the event Purchaser breaches (or any third party alleges facts that, if true, would mean Purchaser has breached) any of Purchaser’s representations, warranties or covenants contained herein, then Purchaser shall indemnify Seller and hold them harmless from and against the entirety of any Adverse Consequences Seller may suffer arising out of, relating to, in the nature of, or caused by such breach (or such alleged breach). “Adverse Consequences” shall have the same definition as stated in Section 8.(b)(i).

(d) Matters Involving Third Parties.

(i) If any third party shall notify any Party (such notified Party, the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other Party (the “Indemnifying Party”) under this Section 9, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as

(A) the Indemnifying Party notifies the Indemnified Party in writing within ten days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim,

(B) The Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,

(C) The Third Party Claim involves only money damages and does not seek an injunction or other equitable relief,

(D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and

(E) The Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii),

(A) The Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim,

(B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and

(C) The Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

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(iv) In the event any of the conditions in Section 8(d)(ii) is or becomes unsatisfied, however,

(A) The Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith),

(B) The Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and

(C) The Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 9.

9. Miscellaneous.

(a) Fax or Email Execution and Delivery. Execution and delivery of this Agreement by facsimile transmission or PDF electronic mail transmission are legal, valid and binding execution and delivery for all purposes;

(b) Confidentiality; Public Announcements. Except as and to the extent required by law, no Party will disclose or use, and each Party will direct its representatives not to disclose or use, any information with respect to the transactions which are the subject of this Agreement, without the consent of the other Parties; provided, however, that the foregoing shall not restrict the Company from making any public disclosure it believes in good faith is required by applicable law, any listing or trading agreement, or FINRA or OTC Markets Group’s rules.

(c) Third-Party Beneficiaries. Each respective party is an intended third-party beneficiary of the other party’s representations, warranties and obligations under this Agreement. Except as stated in the preceding sentence, this Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

(d) Entire Agreement. This Agreement (including the documents referred to herein, except the Separate Agreements) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes and cancels any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign this Agreement or any of such Party’s rights, interests or obligations hereunder without the prior written approval of the other Parties. Said written approval shall not be unreasonably withheld. However, the Purchaser may (i) assign any or all of Purchaser’s interests/shares hereunder to one or more of Purchaser’s designees, and/or (ii) designate one or more of Purchaser’s designees to perform Purchaser’s obligations hereunder, but no such assignment shall operate to release Purchaser or a successor from any obligation hereunder, unless and only to the extent that Seller agrees in writing.

(f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(g) Headings. The Section headings in this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

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(h) Notices. All notices, requests, demands, claims, and other communications hereunder (any of the foregoing, a “Notice”) must be in writing. Any Notice shall be deemed duly given if (and then three business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Seller:

12759 NE Whitaker Way

Portland, Oregon 97230

The Now Corporation

C/O Peter Matousek, CEO

If to Purchaser:

50 W. Liberty

Suite 880

Reno, NV 89501

Eagle Oil Holding Company Inc.

C/O Ken Williams, CEO

Any Party may send any Notice to the intended recipient at the address set forth above using any other means (including personal delivery, courier, messenger, fax, ordinary mail, or electronic mail), but no such Notice shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which Notices are to be delivered to such Party by giving the other Parties notification of such change in the manner herein set forth.

(i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision that would cause the application of the laws of any jurisdiction other than the State of Nevada.

(j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless it is in writing and signed by Purchaser and Seller. No waiver by any Party of any default, misrepresentation, or breach of a representation, warranty or covenant hereunder, intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence.

(k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(l) Expenses. Each Party will bear such Party’s own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Seller agrees that the Purchaser has not borne and will not bear any of Seller’s costs and expenses (including any of Seller’s legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

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(m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in any disclosure schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless such schedule identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item in a disclosure schedule (if any), shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

(n) Incorporation of Schedules and Exhibits. Schedule A and any other schedules and exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

(o) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each Party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions of Section 10(p)), without the need to prove irreparable harm or inadequacy of money damages and without the need to post a bond, in addition to any other remedy to which such Party may be entitled, at law or in equity.

(p) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court in Nevada, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

[signature pages follow]

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[Seller's Signature Page]

IN WITNESS WHEREOF, the undersigned Sellers has duly executed this Agreement as of the date first above written.

The Now Corporation

/s/ Peter Matousek

By: Peter Matousek, CEO

Seller

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[Purchaser Signature Page]

IN WITNESS WHEREOF, the undersigned Purchaser has duly executed this Agreement as of the date first above written.

Eagle Oil Holding Company Inc.

/s/ Ken Williams

By: Ken Williams

CEO

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EXHIBIT 1: Appendix

CONVERTIBLE NOTE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

THE NOW CORPORATION

8% CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE is issued by The Now Corporation, a corporation organized and existing under the laws of the State of Nevada (the "Company"), and is designated as its 8% Convertible Note Due August 7th, 2019.

FOR VALUE RECEIVED, the Company hereby promises to pay to Eagle Oil Holding Company Inc., or permitted assignees (the "Holder"), the principal sum of ten million dollars (US $10,000,000.00) on August 7th, 2019(the "Maturity Date"), and to pay interest on the principal sum outstanding in arrears on the Maturity Date at the rate of 8% per annum, simple interest, accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. All principal and accrued but unpaid interest shall be due and payable on the Maturity Date. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon, this Note on the Maturity Date, by check or wire transfer to the person who is the registered holder of this Note as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. In the event that the Holder converts the entire principal amount of the Note into shares of the Company's common stock, all accrued and unpaid interest shall also be converted into shares of the Company's common stock ("Common Stock") at the then applicable Conversion Price as described below.

This Note is subject to the following additional provisions:

1. This Note has been issued subject to investment representations of the Company and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Note. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company' Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

2.   The Holder of this Note is entitled, at its option, to convert at any time commencing on the Maturity Date hereof the entire principal amount of this Note and all accrued interest thereon into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") at a price per share equal to 65% of the lowest bid price of NWPN common shares in the preceding 90 trading days. The Holder can only convert the Note so that the amount of the Holder's beneficial ownership never exceeds 9.9% of the total issued and outstanding common shares.

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3. Conversion shall be effectuated by surrendering this Note to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder submits to the Company, via commercially acceptable means, a Notice of Conversion of form attached hereto as Exhibit A. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

4. No provision of this Note shall alter or impair the obligation of the Company, other than the conversion of the note into shares described in 3, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency herein prescribed. This Note is a direct obligation of the Company.

5. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

6. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

7. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of Nevada state courts of the State of Nevada sitting in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

8. The following shall constitute an "Event of Default":

a. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note or the Convertible Note Purchase Agreement between the Company and original Holder of this Note dated of even date herewith, and such failure shall continue uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

b. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

13

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. If the Company fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within five (5) calendar days of the date due and payable, the Company shall issue common shares to the Holder pursuant to the conversion terms specified in section 3 of this agreement unless Holder wishes to not convert. Upon the occurrence of any Event of Default and during the continuance thereof, the then outstanding principal amount of this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) of nine percent 9%) (the "Default Rate"). Additionally, upon an Event of Default that has not been cured in accordance with the terms of this Note, the Default Rate shall be retroactively applied to the Note from the initial issuance date through and including the date of the Event of Default, thereby increasing the amount of interest due and payable to Holder ("Retroactive Interest"). The Retroactive Interest, however, shall not apply to the Holder's Non-Dilution Rights set forth in the Agreement. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Holder's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Holder's exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. In addition, the Default Rate reflects the increased credit risk to the Holder of carrying a loan that is in default. The Company agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty

9. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: August 7th, 2018

The Now Corporation Inc.

By: /s/ Peter Matousek

Name: Peter Matousek

Title: Director

CONSENTED TO BY:

By: /s/ Kenneth Williams

Eagle Oil Holding Company Inc., Ken Williams, CEO

14

EXHIBIT A TO CONVERTIBLE NOTE

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $                                 of the principal amount and accrued interest of the above Note No.___ into Shares of Common Stock of The Now Corporation according to the conditions hereof, as of the date written below.

Date of Conversion* ___________________________________________________________________________

Conversion Price* _____________________________________________________________________________

Accrued Interest ______________________________________________________________________________

Signature ____________________________________________________________________________________

[Name]

Address: ____________________________________________________________________________________

____________________________________________________________________________________________

*If such conversion represents the remaining principal balance of the Note, the original Note must accompany this notice within three business days.

15

CONVERTIBLE NOTE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

THE NOW CORPORATION

8% CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE is issued by The Now Corporation, a corporation organized and existing under the laws of the State of Nevada (the "Company"), and is designated as its 8% Convertible Note Due August 7th, 2019.

FOR VALUE RECEIVED, the Company hereby promises to pay to Peter Matousek, or permitted assignees (the "Holder"), the principal sum of one hundred and fifty thousand dollars (US $150,000.00) on August 7th, 2019(the "Maturity Date"), and to pay interest on the principal sum outstanding in arrears on the Maturity Date at the rate of 8% per annum, simple interest, accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. All principal and accrued but unpaid interest shall be due and payable on the Maturity Date. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon, this Note on the Maturity Date, by check or wire transfer to the person who is the registered holder of this Note as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. In the event that the Holder converts the entire principal amount of the Note into shares of the Company's common stock, all accrued and unpaid interest shall also be converted into shares of the Company's common stock ("Common Stock") at the then applicable Conversion Price as described below.

This Note is subject to the following additional provisions:

1. This Note has been issued subject to investment representations of the Company and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Note. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company' Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

2. The Holder of this Note is entitled, at its option, to convert at any time commencing on the Maturity Date hereof the entire principal amount of this Note and all accrued interest thereon into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") at a price per share equal to 50% of the lowest posted ask price of NWPN common shares in the preceding 3 trading days. The Holder can only convert the Note so that the amount of the Holder's beneficial ownership never exceeds 9.9% of the total issued and outstanding common shares.

16

3. Conversion shall be effectuated by surrendering this Note to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder submits to the Company, via commercially acceptable means, a Notice of Conversion of form attached hereto as Exhibit A. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

4. No provision of this Note shall alter or impair the obligation of the Company, other than the conversion of the note into shares described in 3, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency herein prescribed. This Note is a direct obligation of the Company.

5. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

6. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

7. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of Nevada state courts of the State of Nevada sitting in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

8. The following shall constitute an "Event of Default":

a. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note or the Convertible Note Purchase Agreement between the Company and original Holder of this Note dated of even date herewith, and such failure shall continue uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

b. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

17

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. If the Company fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within five (5) calendar days of the date due and payable, the Company shall issue common shares to the Holder pursuant to the conversion terms specified in section 3 of this agreement unless Holder wishes to not convert. Upon the occurrence of any Event of Default and during the continuance thereof, the then outstanding principal amount of this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) of nine percent 9%) (the "Default Rate"). Additionally, upon an Event of Default that has not been cured in accordance with the terms of this Note, the Default Rate shall be retroactively applied to the Note from the initial issuance date through and including the date of the Event of Default, thereby increasing the amount of interest due and payable to Holder ("Retroactive Interest"). The Retroactive Interest, however, shall not apply to the Holder's Non-Dilution Rights set forth in the Agreement. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Holder's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Holder's exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. In addition, the Default Rate reflects the increased credit risk to the Holder of carrying a loan that is in default. The Company agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty

9. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: August 7th, 2018

The Now Corporation

By: /s/ Peter Matousek

Name: Peter Matousek

Title: Director

CONSENTED TO BY:

By: /s/ Peter Matousek

Peter Matousek

18

EXHIBIT A TO CONVERTIBLE NOTE

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $                                 of the principal amount and accrued interest of the above Note No.___ into Shares of Common Stock of The Now Corporation according to the conditions hereof, as of the date written below.

Date of Conversion* ___________________________________________________________________________

Conversion Price* _____________________________________________________________________________

Accrued Interest ______________________________________________________________________________

Signature ____________________________________________________________________________________

[Name]

Address: ____________________________________________________________________________________

____________________________________________________________________________________________

*If such conversion represents the remaining principal balance of the Note, the original Note must accompany this notice within three business days.

19

CONVERTIBLE NOTE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

THE NOW CORPORATION

8% CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE is issued by The Now Corporation, a corporation organized and existing under the laws of the State of Nevada (the "Company"), and is designated as its 8% Convertible Note Due August 7th, 2019.

FOR VALUE RECEIVED, the Company hereby promises to pay to Brian Sims, or permitted assignees (the "Holder"), the principal sum of seventy five thousand dollars (US $75,000.00) on August 7th, 2019(the "Maturity Date"), and to pay interest on the principal sum outstanding in arrears on the Maturity Date at the rate of 8% per annum, simple interest, accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. All principal and accrued but unpaid interest shall be due and payable on the Maturity Date. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon, this Note on the Maturity Date, by check or wire transfer to the person who is the registered holder of this Note as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check or wire transfer plus any amounts so deducted. In the event that the Holder converts the entire principal amount of the Note into shares of the Company's common stock, all accrued and unpaid interest shall also be converted into shares of the Company's common stock ("Common Stock") at the then applicable Conversion Price as described below.

This Note is subject to the following additional provisions:

1. This Note has been issued subject to investment representations of the Company and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Note. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company' Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

2. The Holder of this Note is entitled, at its option, to convert at any time commencing on the Maturity Date hereof the entire principal amount of this Note and all accrued interest thereon into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") at a price per share equal to 50% of the lowest posted ask price of NWPN common shares in the preceding 3 trading days. The Holder can only convert the Note so that the amount of the Holder's beneficial ownership never exceeds 9.9% of the total issued and outstanding common shares.

20

3.   Conversion shall be effectuated by surrendering this Note to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder submits to the Company, via commercially acceptable means, a Notice of Conversion of form attached hereto as Exhibit A. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

4. No provision of this Note shall alter or impair the obligation of the Company, other than the conversion of the note into shares described in 3, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency herein prescribed. This Note is a direct obligation of the Company.

5. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

6. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

7. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of Nevada state courts of the State of Nevada sitting in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

8. The following shall constitute an "Event of Default":

a. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note or the Convertible Note Purchase Agreement between the Company and original Holder of this Note dated of even date herewith, and such failure shall continue uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

b. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

21

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. If the Company fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within five (5) calendar days of the date due and payable, the Company shall issue common shares to the Holder pursuant to the conversion terms specified in section 3 of this agreement unless Holder wishes to not convert. Upon the occurrence of any Event of Default and during the continuance thereof, the then outstanding principal amount of this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) of nine percent 9%) (the "Default Rate"). Additionally, upon an Event of Default that has not been cured in accordance with the terms of this Note, the Default Rate shall be retroactively applied to the Note from the initial issuance date through and including the date of the Event of Default, thereby increasing the amount of interest due and payable to Holder ("Retroactive Interest"). The Retroactive Interest, however, shall not apply to the Holder's Non-Dilution Rights set forth in the Agreement. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Holder's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Holder's exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. In addition, the Default Rate reflects the increased credit risk to the Holder of carrying a loan that is in default. The Company agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty

9. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: August 7th, 2018

The Now Corporation

By: /s/ Peter Matousek

Name: Peter Matousek
Title: Director

CONSENTED TO BY:

By: ____________________

Brian Sims

22

EXHIBIT A TO CONVERTIBLE NOTE

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $                                 of the principal amount and accrued interest of the above Note No.___ into Shares of Common Stock of The Now Corporation according to the conditions hereof, as of the date written below.

Date of Conversion* ___________________________________________________________________________

Conversion Price* _____________________________________________________________________________

Accrued Interest ______________________________________________________________________________

Signature ____________________________________________________________________________________

[Name]

Address: ____________________________________________________________________________________

____________________________________________________________________________________________

*If such conversion represents the remaining principal balance of the Note, the original Note must accompany this notice within three business days.

23